As filed with the Securities and Exchange Commission on February 24, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  February 8, 1999
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since our last Form  8-K  filing  on  February  5,  1999,  we have acquired two
additional properties.    The  aggregate  purchase  price  of  these properties
exceeds 10 percent of our total assets as of December 31, 1997, and accordingly, we are filing this Form 8-K.


Baytowne Shoppes and Baytowne Square, Champaign, Illinois

On February 8,  1999,  we  purchased  the  entire  fee  simple  interest in two
Neighborhood Retail Centers located just south of I-74 and North Prospect Avenue in Champaign, Illinois known as "Baytowne Shoppes and Baytowne Square." We purchased the Baytowne shopping centers from Clinton C. Atkins, an unaffiliated third party, for a total purchase price of approximately $12,655,000 or approximately $106.81 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Baytowne Shoppes, built in 1993, is comprised of a one-story, multi-tenant retail facility. Baytowne Square, built in 1995, is comprised of a one-story, multi-tenant retail facility and a ground lease on an outlot. In total, the Baytowne shopping centers contain 118,842 leasable square feet. As of February 8, 1999, the Baytowne shopping centers were 97% leased (100% leased if the master lease, which lasts for one year, is considered). We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the centers are located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to the Baytowne shopping centers over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Baytowne Shoppes, constructed in 1993, expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                         90                     12.39
               1997                        100                     12.00
               1996                         94                     11.59
               1995                         76                      8.63
               1994                         95                     11.52

The table below sets forth the occupancy rate at Baytowne Square, constructed in 1995, expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                         98                     12.26
               1997                         98                     12.56
               1996                         98                     11.80
               1995                         52                     10.50

Two tenants, Staples, an office supply store, and PetSmart, a pet supply store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Staples              20,300       17         10.34      Currently    09/30/00
                                             11.08      10/01/00     09/30/05
                                             11.82      10/01/05     09/30/10
  Option 1                                   12.81      10/01/10     09/30/15
  Option 2                                   13.79      10/01/15     09/30/20
  Option 3                                   14.78      10/01/20     09/30/25

PetSmart             20,020      17          10.48      Currently    01/31/02
                                             10.98      02/01/02     01/31/07
                                             11.48      02/01/07     01/31/12
  Option 1                                   11.98      02/01/12     01/31/17
                                             12.48      02/01/17     01/31/22
                                             12.98      02/01/22     01/31/27
                                             13.48      02/01/27     01/31/32

For federal income tax purposes, our depreciable basis in the Baytowne shopping centers will be approximately $8,800,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1997 were $191,050. The real estate taxes payable were calculated by multiplying the assessed value by a tax rate of 8.0242%.

On February 8, 1999, a total of 114,782 square feet was leased to twenty-one tenants at the Baytowne shopping centers. The following tables set forth information with respect to the amount of and expiration of the leases at these Neighborhood Retail Centers:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Commercial Credit    1,800      12/03     2/5 yr.       23,400         13.00
Pier One             9,038      02/06        -         117,494         13.00
Staples             20,300      09/10     3/5 yr.      209,902         10.34
Lands End            9,423      12/02     2/5 yr.       91,592          9.72
Mil-Mar Shoes       10,806      02/06     3/5 yr.      107,952          9.99
PetSmart            20,020      01/12     4/5 yr.      209,809         10.48
Factory Card        10,000      02/06     2/5 yr.      120,000         12.00
Berean Books        11,935      03/03     2/5 yr.      142,743         11.96
Bussy Bank           1,200      03/01     1/5 yr.       18,000         15.00
Computer
  Renaissance        1,500      02/03     1/5 yr.       18,600         12.40
Red Wings Shoes      1,500      02/04     1/5 yr.       18,000         12.00
Boys Scouts          3,760      08/00        -          40,006         10.64
Avco Financial       1,500      10/03        -          18,000         12.00
Best Wok             1,500      07/03     1/5 yr.       21,000         14.00
Oreck                1,500      11/00     1/5 yr.       19,500         13.00
Mail Boxes Etc.      1,140      01/01        -          12,540         11.00
Dental Center        2,430      08/99     4/5 yr.       27,605         11.36
Jenny Craig          2,430      12/02        -          30,982         12.75
Nails                1,500      07/01        -          17,250         11.50
USA Mobile           1,500      05/01     1/5 yr.       18,000         12.00
Vacant               4,060
Wendy's
  (Ground Lease)       -        10/15     2/5 yr.       50,000           -


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          1          2,430       24,604    1,235,919      11.36        2.04          1.99

   2000          2          5,260       59,506    1,210,190      11.31        4.43          4.92

   2001          4          5,340       66,390    1,183,867      12.43        4.50          5.61

   2002          2         11,853      136,048    1,239,934      11.48        9.97         10.97

   2003          5         18,235      233,026    1,113,895      12.78       15.34         20.92

   2004          1          1,500       19,875      880,869      13.25        1.26          2.26

   2005          -           -            -         860,994        -           -             -

   2006          3         29,844      366,251      876,016      12.27       25.11         41.81

   2007          -           -            -         509,765        -           -             -

   2008          -           -            -         519,775        -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Baytowne shopping centers, as of January 8, 1999, of $12,750,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.


Woodland Commons, Buffalo Grove, Illinois

On February 10, 1999, we purchased the entire fee simple interest in a Community Retail Center located at 480 Half Day Road in Buffalo Grove, Illinois known as "Woodland Commons." We purchased Woodland Commons from Woodland Commons Corp., an unaffiliated third party, for approximately $20,036,000 or approximately $117.84 per square foot. We paid the purchase price for this property by 1) assuming an existing loan with a balance of $10,735,000 and 2) using cash and cash equivalents. The loan requires interest only payments at a rate of 6.25% per annum through September, 2001, at which time the interest rate will be reset. The loan matures September, 2006 and can be repaid at any time without penalty. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Woodland Commons, built in 1991, is a one-story, multi-tenant retail facility. Woodland Commons contains 170,051 leasable square feet. As of February 10, 1999, Woodland Commons was 97% leased. However approximately 12% of the center is not currently occupied. The tenant for this space is currently negotiating with us to buy out of their lease and we are in negotiations with a potential tenant to lease the space. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do  not  anticipate  making  any  significant  repairs  and  improvements to
Woodland Commons over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Woodland Commons expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1998                        100                     13.48
               1997                         92                     12.36
               1996                         99                     12.90
               1995                         97                     12.30
               1994                         *                        *

* The center was not owned by the current seller at this time and the information is not available.

One tenant, Dominick's Finer Foods, a grocery store, leases more than 10% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Dominick's           70,183       41         10.25      Currently    03/30/01
                                             11.00      10/01/01     09/30/06
                                             12.00      10/01/06     09/30/11
  Option 1                                   12.00      10/01/11     09/30/16
  Option 2                                   12.00      10/01/16     09/30/21
  Option 3                                   12.00      10/01/21     09/30/26
  Option 4                                   12.00      10/01/26     09/30/31
  Option 5                                   12.00      10/01/31     09/30/36
  Option 6                                   12.00      10/01/36     09/30/41
  Option 7                                   12.00      10/01/41     09/30/46
  Option 8                                   12.00      10/01/46     09/30/51

For federal income tax purposes, our depreciable basis in Woodland Commons will be approximately $15,200,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1997 were $340,556. The real estate taxes payable were calculated by multiplying the assessed value by a tax rate of 7.276%.

On February 10, 1999, a total of 165,064 square feet was leased to thirty-nine tenants at Woodland Commons. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Ameritech            1,044      01/01     1/5 yr.       21,788         20.87
Animal Instincts     1,643      11/00        -          25,467         15.50
Ashley's Flowers       871      10/01        -          21,792         25.02
Blockbuster Video    6,000      10/01        -          89,517         14.86
Boyer's Coffee       1,705      02/00        -          34,509         20.24
Cigar Exchange       1,865      05/03        -          34,297         18.39
Cigarettes Cheaper   1,244      02/00        -          27,318         21.96
Clark Chiropractic
  Rehab              1,514      05/00        -          26,510         17.51
Coldwell Banker      7,114      09/03     1/5 yr.       78,254         11.00
Countryside Dental   1,452      02/00        -          31,421         21.64
Deb-Betts            1,538      12/02        -          24,962         16.23
Diamond Connection   1,144      10/01        -          24,069         21.15
Dominick's          70,183      09/11     8/5 yr.      719,376         10.25
Exposure Tax         1,011      01/02        -          23,061         22.81
Fitigues             1,643      11/02     1/5 yr.       26,666         16.23
General Nutrition    1,043      01/01        -          20,204         28.00
Johnny Navo's
  Pasta House        2,207      04/01        -          37,497         16.99
Loves Yogurt         2,128      03/02        -          26,111         12.27
Mail Box, Etc.       1,044      01/02        -          23,156         22.18
Marcia's Dance
  Studio             1,643      05/00        -          30,396         18.50
Michael Thomas       5,989      04/08        -         110,677         18.48
Michael's Red Hots   4,435      12/06        -          83,101         18.57
Nationwide Mutual
  Insurance          1,243      10/00        -          21,131         17.00
One Hour Moto Photo  1,605      12/03     1/5 yr.       30,495         19.00
Paradise Records     2,128      07/03     1/5 yr.       31,920         15.00
Pearl Vision         1,522      07/03        -          30,288         19.90
Picture Us
  Galleries          1,243      05/01        -          21,131         17.00
Rainbow Cleaners     2,440      11/01     1/5 yr.       61,732         25.30
Seong Hea's
  Martial Arts       1,243      12/03        -          19,888         16.00
Simon Sezzz          2,900      08/99        -          50,750         17.50
Sir Speedy           2,064      01/00        -          31,249         15.14
Anna's Gifts         1,653      09/03        -          24,645         15.00

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Subway               1,044      01/02        -          24,743         23.70
Uniquely Sweet         823      01/00        -          18,336         22.28
Woodland Travel      1,243      01/01        -          27,968         22.50
Yen Yen Restaurant   4,320      03/03        -          66,264         15.30
Vacant               4,987
Sears Hardware
  (not currently
   occupied)        21,173      07/05        -         147,784          7.00
Wendy's
  (Ground Lease)       -        12/28     4/5 yr.       40,000           -
Harris Bank
  (Ground Lease)       -        12/11    3/10 yr.       94,028           -




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          2          3,771       57,386    2,311,599      15.22        2.22          2.48

   2000          8         12,883      242,719    2,295,580      18.84        7.58         10.57

   2001         11         19,911      402,764    2,080,807      20.23       11.71         19.36

   2002          5          7,397      137,024    1,735,598       8.52        4.35          7.89

   2003          7         19,322      321,980    1,608,293      16.66       11.36         20.02

   2004          -           -            -       1,294,477        -           -             -

   2005          1         21,173      174,677    1,297,416       8.25       12.45         13.46

   2006          1          4,435      102,180    1,143,211      23.04        2.61          8.94

   2007          -           -            -       1,093,668        -           -             -

   2008          1          5,989      117,444    1,093,668      19.61        3.52         10.74


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.



We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Woodland Commons property, as of January 13, 1999, of $21,900,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Item 5.  Other Events


Oak Lawn Town Center, Oak Lawn, Illinois

We anticipate purchasing the entire fee simple interest a property known as "Oak Lawn Town Center" located in Oak Lawn, Illinois. Oak Lawn Town Center was constructed in 1998. It is a single-story, multi-tenant Neighborhood Retail Center containing a total of 12,506 leasable square feet. We anticipate purchasing the Oak Lawn Town Center for approximately $2,400,000.

Gateway Square, Hinsdale, Illinois

We anticipate purchasing the entire fee simple interest in a property known as "Gateway Square" located in Hinsdale, Illinois. This property was constructed in 1985 and is a single-story, multi-tenant Neighborhood Retail Center containing 40,150 leasable square feet. We anticipate purchasing this property for approximately $6,940,000.


We previously included Colonial Plaza  Shopping Center and Champlin Marketplace
as potential  acquisitions.    After  completing  our  due  diligence,  we have
determined not to acquire these properties.


Item 7.  Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     February 24, 1999